SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Scout Funds
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SCOUT FUNDS
Scout International Fund
Scout Emerging Markets Fund
Scout International Discovery Fund
Scout Global Equity Fund
Scout Stock Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout Low Duration Bond Fund
Scout Unconstrained Bond Fund
Scout Core Bond Fund
Scout Core Plus Bond Fund

928 Grand Boulevard
Kansas City, MO 64106

February 8, 2013

Dear Shareholder:

I am writing to request that you consider and vote on a proposal relating to your investment in one or more of the funds in the Scout Funds family.  The attached Proxy Statement describes a proposal related to the election of Trustees for Scout Funds (the “Trust”).  The Trust’s Board of Trustees has scheduled a Special Meeting of Shareholders to be held on April 5, 2013 at which shareholders will be asked to elect a Board of Trustees for the Trust, which includes all five of the current Trustees and one additional nominee for Trustee.  We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on this important proposal.

This Proxy Statement provides information that addresses various questions that you may have regarding the nominees to serve on the Board of Trustees, the voting process and the shareholder meeting generally.  I urge you to confirm the Board of Trustees’ recommendation to elect the slate of Trustees provided by promptly completing, signing and returning the enclosed proxy card in the enclosed postage-paid envelope.  To vote by phone or the Internet, please follow the instructions on the enclosed proxy card(s).

Thank you for your continued support of the Scout Funds.  Please call our proxy solicitor, AST Fund Solutions, LLC, at (866) 796-6898, if you have any questions.  Your vote is important to the Funds, no matter how many shares you own.  Thank you in advance for considering the proposal and for promptly returning your proxy card.

Sincerely,

/s/ Andrew J. Iseman
Andrew J. Iseman, President

TELEPHONE AND INTERNET VOTING
For your convenience, you may vote by telephone or through the Internet, 24 hours a day.  Please follow the instructions on the enclosed proxy card(s).

SCOUT FUNDS
Scout International Fund Scout Emerging Markets Fund Scout International Discovery Fund Scout Global Equity Fund Scout Stock Fund Scout Mid Cap Fund	Scout Small Cap Fund Scout Low Duration Bond Fund Scout Unconstrained Bond Fund Scout Core Bond Fund Scout Core Plus Bond Fund

Notice of Special Meeting of Shareholders
to be Held on April 5, 2013

A special meeting of the shareholders of all of the funds in the Scout Funds family, will be held on Friday, April 5, 2013 at 9:00 a.m., Central Time at the principal offices of Scout Funds (the “Trust”), located at 928 Grand Boulevard, 14th Floor, Kansas City, Missouri 64106.  During the Meeting, or any adjournments thereof (the “Meeting”), shareholders of the Trust will vote upon the following matters:

1.
To elect a Board of Trustees of the Trust, which is proposed to consist of the following individuals:  Andrea F. Bielsker, William E. Hoffman, Charlotte T. Petersen, Stephen F. Rose, Allen R. Strain and Andrew J. Iseman.

2.           To vote upon any other business that may properly come before the Meeting.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. You are entitled to vote at the Meeting if you owned shares of any Scout Fund at the close of business on January 31, 2013.  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed postage-paid envelope.  To vote by phone or the Internet, please follow the instructions on the enclosed proxy card(s).  This notice and the proxy materials are intended to be mailed on or about February 20, 2013 to shareholders of record on January 31, 2013.

By Order of the Board of Trustees,

/s/ Jessica A. Schubel
Jessica A. Schubel, Secretary
February 8, 2013                                                                                   Kansas City, Missouri

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE; OR, IF YOU PREFER, KINDLY MARK, SIGN, AND DATE THE

ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID, IF MAILED IN THE UNITED STATES).

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 5, 2013: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of Proxy are available on the Internet at
www.proxyonline.us/docs/scoutfunds.pdf.

Proxy Statement

Table of Contents

Proposal One - To Elect a Board of Trustees of the Trust	1
Why am I being asked to elect a Board of the Trust?	1
Who is eligible to vote?	2
Who is asking for my vote?	2
Who are the Nominees?	2
How are the Trustees compensated?	10
How is the Board structured?	10
On what Committees do the Trustees serve?	11
Who are the officers of the Trust?	13
What is the term of service for each Trustee and how are vacancies filled?	14
How can I vote my shares?	14
What will happen if there are not enough votes to approve the election of the Board?	14
Additional Information	15
Reports to Shareholders and Financial Statements	15
Ownership of the Funds	15
Certain Purchases and Sales of Securities	16
Voting Information	16
Solicitation of Proxies	16
Voting by Broker-Dealers	16
Quorum and Voting Requirement	17
Shareholder Proposals and Communications	17
Other Fund Information	18
Investment Adviser	18
Distributor	18
Administrator	18
Householding	18
Independent Public Accountant	18

PROPOSAL ONE - TO ELECT A BOARD OF TRUSTEES OF THE TRUST

Scout Funds (the “Trust”) is comprised of eleven separate mutual funds (each, a “Fund” and collectively, the “Funds”). You are being asked to elect a Board of Trustees of the Trust (hereafter, the “Board” or “Trustees”). The following information is intended to address various questions that you may have regarding the nominees to serve on the Board, the voting process and the shareholder meeting, or any adjournment thereof (the “Meeting”).  If you have any questions, please do not hesitate to call us at (800) 996-2862.

Why am I being asked to elect a Board of the Trust?

The Board is responsible for supervising the management of the Funds and serving the needs of Fund shareholders.  The Investment Company Act of 1940, as amended (the “1940 Act”), and related U.S. Securities and Exchange Commission (“SEC”) rules contain provisions requiring that certain percentages of a mutual fund’s board of trustees be made up of members who are independent of the mutual fund and its adviser within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  The current law requires that a majority of the Trust’s Board must be made up of independent members.

In August of 2010, Andrew J. Iseman joined Scout Investments, Inc. (the “Advisor”) as Chief Executive Officer.  In March of 2012, William B. Greiner resigned as Chief Investment Officer of the Advisor in order to pursue other opportunities.  Mr. Greiner, who was an interested Trustee, also resigned from the Board.  Due to the anticipated retirement of a member of the Board in 2013 and the increased size and complexity of the Funds, during 2012 the Nominating Committee met on a number of occasions to identify and interview potential candidates to be added to the Board as Independent Trustees.  The Nominating Committee engaged Management Practice, Inc. to assist in this process.  After a thorough search, Charlotte T. Petersen and Allen R. Strain were identified as the preferred candidates to be added to the Board.  Ms. Petersen and Mr. Strain were appointed to the Board by the existing members in August 2012.  Ms. Petersen and Mr. Strain are Independent Trustees.  After many years of dedicated service, Eric T. Jager resigned from the Board in January of 2013, and William E. Hoffman is expected to retire in May of 2013.

It is now proposed that Mr. Iseman join the Board as an interested Trustee, thereby filling the interested Trustee position on the Board that was vacated when Mr. Greiner resigned and completing the Board restructuring that has been underway since early 2012.  Mr. Iseman will contribute valuable experience to the Board due to his position with the Advisor and extensive experience in the mutual fund industry.

In addition, generally no person may serve as a trustee unless that person was elected as a trustee by the outstanding voting securities of the Trust.  However, vacancies occurring between such meetings may be filled by appointment by the existing Board members if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities at an annual or special meeting.

The Trust’s Board currently consists of five persons, all of whom are Independent Trustees. Three of the five incumbent Trustees had been elected by shareholders at a shareholder meeting held in 2005.  Therefore, the existing Trustees cannot appoint any additional Trustees because of the two-thirds rule described above.  You are being asked to elect a six person Board consisting of the five current Independent Trustees plus one additional interested Trustee, which will provide the Board with flexibility in the future. If elected, five of the six Board members (83%) will be Independent Trustees.

Trustees are selected on the basis of their professional experience, education, and their interest in, and capacity for understanding the complexities of, the operation of a mutual fund.  These individuals can bring considerable experience to the impartial oversight of a fund’s operations.  This Proxy Statement includes a description of each nominee’s background and business experience.

Who is eligible to vote?

The Board has fixed the close of business on January 31, 2013 as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.  For the number of outstanding shares of beneficial interest of each Fund as of the Record Date, please refer to Appendix A.  Shareholders of record at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Meeting.  This Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 20, 2013 to shareholders of record on the Record Date.

Who is asking for my vote?

The Board of Trustees of the Trust is requesting your vote on the proposal to elect the slate of Trustees.  The Board has unanimously approved the proposal and recommends that you vote in favor of the proposal.

Who are the Nominees?

Shareholders are being asked to elect a Board of the Trust.  Each nominee listed below has indicated his or her willingness to serve if elected.  Trustees will be elected by a plurality of the votes cast at a Meeting at which a quorum is present.  Shareholders of the Funds will vote together as a single class to elect the Board.  This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions.  If a nominee should withdraw or otherwise become unavailable for election, the persons named as proxies will vote for such other nominee as the Board may recommend.  The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

Trustees/Nominees of the Trust.  The Trust is governed by a Board that is responsible for protecting the interests of shareholders.  The Trustees are experienced business persons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Funds, and review performance.  The names, age and business addresses of the incumbent Trustees of the Trust, and the nominee for Trustee, Andrew J. Iseman, together with information as to their principal occupations during the past five years, the number of portfolios they oversee in the Trust and other board memberships they hold, are listed on the chart below.

Ms. Bielsker was elected by shareholders as an Independent Trustee at a shareholder meeting held on March 29, 2005.  Dr. Hoffman has served as an Independent Trustee since 1982, but was most recently elected by shareholders at the shareholder meeting held on March 29, 2005.  Dr. Hoffman is expected to retire in May of 2013.  Mr. Rose has served as an Independent Trustee since 1989, but was most recently elected by shareholders at the shareholder meeting held on March 29, 2005.  Ms. Petersen was recommended for appointment by the Nominating Committee, which consisted solely of Independent Trustees, and was appointed to the Board as an Independent Trustee in August 2012.  Mr. Strain was also recommended for appointment by the Nominating Committee, which consisted solely of Independent Trustees, and was appointed to the Board as an Independent Trustee in August 2012.  In both cases, the candidates were initially identified by Management Practice, Inc., who was engaged by the Nominating Committee to identify and interview potential candidates to be added to the Board.  Mr. Iseman was recommended to the Nominating Committee by management of the Funds and his credentials were considered by the Nominating Committee, which recommended Mr. Iseman to the full Board for submission to shareholders for election.  The Board unanimously approved the selection and submission of the nominees to shareholders for election.

Independent Nominees

Name, Address and Birthdate	Current Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Director- ships Held by Nominee During Past 5 Years
Andrea F. Bielsker c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee	Indefinite; until successor elected. Served as a Trustee since 2005.	Principal, AFB Consulting, from 2008 to 2012; Chief Financial Officer, Brooke Credit Corporation, from 2007 to May 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy Company from 2002 to 2005.	11	None
William E. Hoffman, D.D.S. c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 04/11/38	Trustee	Indefinite; until successor elected. Served as a Trustee since 1982.	Orthodontist.	11	None
Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010; Portfolio Manager and Partner, Denver Investment Advisors, from 1993 to 2002; Investment Analyst and Assistant Vice President, United Capital Management, from 1986 to 1993.	11	None

Stephen F. Rose 928 Grand Boulevard Kansas City, Missouri 64106 11/05/47	Trustee-Ind. Chair	Indefinite; until successor elected. Served as a Trustee since 1989.	Chairman, Metromedia, Inc., since November of 2010. Chairman, Sun Publications, Inc., from 1998 to 2010.	11	None
Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Vice President and Chief Financial Officer (January 2012 to present) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2009 to 2010; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street - Kansas City (securities processing/custody).	11	None

Interested Nominee
Name, Address and Birthdate	Current Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Director- ships Held by Nominee During Past 5 Years
Andrew J. Iseman* c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	Nominee for Trustee	N/A	Chief Executive Officer, Scout Investments, Inc., since August of 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.	11	None

*	Andrew J. Iseman is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his position as Chief Executive Officer of the Funds’ Advisor.

The following tables provide the dollar range of equity securities beneficially owned by the nominees for Trustee of the Trust as of January 31, 2013.

Independent Nominees

Dollar Range of Equity Securities in the Funds
Fund	Andrea F. Bielsker	William E. Hoffman	Charlotte T. Petersen	Stephen F. Rose	Allen R. Strain
Scout International Fund	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	None
Scout Emerging Markets Fund	None	None	$10,001 - $50,000	$50,001 - $100,000	None
Scout International Discovery Fund	None	None	$10,001 - $50,000	None	None
Scout Global Equity Fund	None	None	$10,001 - $50,000	None	None
Scout Stock Fund	None	$10,001 - $50,000	None	None	None
Scout Mid Cap Fund	None	$1 - $10,000	$10,001 - $50,000	None	None
Scout Small Cap Fund	$10,001 - $50,000	$10,001 - $50,000	None	$50,001 - $100,000	None

Scout Low Duration Bond Fund	None	None	$10,001 - $50,000	None	None
Scout Unconstrained Bond Fund	$1 - $10,000	None	$10,001 - $50,000	Over $100,000	None
Scout Core Bond Fund	None	$1 - $10,000	None	None	None
Scout Core Plus Bond Fund	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Funds Overseen Within Fund Complex	$10,001 - $50,000	$50,001 - $100,000	Over $100,000	Over $100,000	None

Interested Nominee

Dollar Range of Equity Securities in the Funds
Fund	Andrew J. Iseman
Scout International Fund	$10,001 - $50,000
Scout Emerging Markets Fund	None
Scout International Discovery Fund	None
Scout Global Equity Fund	None
Scout Stock Fund	$50,001 - $100,000
Scout Mid Cap Fund	Over $100,000
Scout Small Cap Fund	Over $100,000
Scout Low Duration Bond Fund	None

Scout Unconstrained Bond Fund	None
Scout Core Bond Fund	None
Scout Core Plus Bond Fund	None
Aggregate Dollar Range of Equity Securities in all Funds Overseen Within Fund Complex	Over $100,000

Trustees/Nominees’ Qualifications and Experience.  The Board believes that each of the Trustees/Nominees has the qualifications, experiences, attributes and skills appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure.  Among the attributes and skills common to all Trustees/Nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with the Advisor and other service providers, and the ability to exercise independent business judgment.  Also, in addition to a demonstrated record of business and professional accomplishment, several of the Trustees/Nominees have served on the Board for a number of years, and, as a result, have extensive experience overseeing mutual fund operations.  In their service to the Trust, the Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.  Generally, no one factor was decisive in determining that an individual should serve as a Trustee.   Set forth below is a brief description of the specific experience of each Trustee/Nominee.  Additional details regarding the background of each Trustee/Nominee is included in the chart above.

Andrea F. Bielsker.  Ms. Bielsker has served as a Trustee since 2005.  Ms. Bielsker is a seasoned financial executive who has served as Chief Financial Officer of a number of private and public companies. She is a community leader and previously served as a member of the University of Kansas School of Business Board of Advisors, the Board of the Kansas City Fountains Foundation, the Board of the Marillac treatment center for at-risk children and the Board of the Kansas City Tomorrow (Leadership Program).  Ms. Bielsker received her MBA from the University of Kansas.

William E. Hoffman.  Dr. Hoffman has served as a Trustee since 1982.  Dr. Hoffman has his own orthodontist practice and is also an orthodontic practice consultant.  He previously was a member of the Orthodontic Faculty at the University of Missouri.  Dr. Hoffman is a community leader and serves as a member of the Board of the Johnson County Parks and Recreation Foundation.

Charlotte T. Petersen.  Ms. Petersen has served as a Trustee since August 2012.  Ms. Petersen has nearly twenty-five years of experience in the investment management industry.  She has served in various roles with a number of investment advisory firms, including serving as Chief Investment Officer, as well as the Portfolio Manager for registered investment companies and separately managed accounts.  Ms. Petersen is a community leader and serves as a member of The Colorado Trust investment committee and previously served as a member of the investment committee of the Downtown Denver Partnership and The Women’s Foundation of Colorado.  She also achieved the Chartered Financial Analyst designation.

Stephen F. Rose.  Mr. Rose has served as a Trustee since 1989 and is Chairman of the Board.  Mr. Rose currently serves as Chairman of Metromedia, Inc.  Mr. Rose previously served as Chairman of Sun Publications, Inc. from 1998 to 2010.  He is a weekly political analyst and roundtable panelist and has hosted his own show on public television.  Mr. Rose is a community leader and serves on the Board of the Johnson County Community College Foundation and the Advisory Board for the University of Kansas, Edwards Campus.  Previously, Mr. Rose served as a Director of Metcalf Bank and as President of the trade organization Suburban Newspapers of America.  He also served as Chairman of the Overland Park, Kansas Chamber of Commerce and Vice Chairman of the Greater Kansas City Chamber of Commerce, as well as Chairman of the University of Kansas School of Nursing.  In addition, Mr. Rose previously served on the Boards of the Johnson County Mental Health Center and the Kansas City Symphony and co-chaired the $234 million Bistate campaign to restore Union Station.

Allen R. Strain.  Mr. Strain has served as a Trustee since August 2012.  Mr. Strain has over thirty years of experience in the financial services and investment industries, most recently as a Managing Director/Senior Vice President at State Street Corporation, a global leader in servicing asset management companies.  He is currently the Chief Financial Officer of the Ewing Marion Kauffman Foundation and a community leader, having served on the Civic Council of Kansas City and the Executive Committee of the Downtown Council of Kansas City.  He previously served as a full-time teaching professor of Accounting and Management at the Bloch School of Business, University of Missouri at Kansas City.  Mr. Strain received BS and MA degrees in Accounting from the University of Missouri at Columbia and is a licensed Certified Public Accountant.

Andrew J. Iseman. Mr. Iseman has more than 25 years of leadership experience in the financial services industry.  He has served as the Chief Executive Officer of the Advisor since August 2010.  Mr. Iseman previously served as Chief Operating Officer for RK Capital Management in Denver. Prior to that, he served as Chief Operating Officer for Janus Capital Group and in other significant leadership positions for Janus subsidiaries.  He currently serves on the Board of Kansas City Starlight Theater and previously served as a member of the Board for Seeds of Hope Charitable Trust in Denver.  Mr. Iseman received BS and MBA degrees in Business Administration from Rockhurst University.

The Board believes that the Trust’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management of the Trust and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on financial, governance and risk-oversight related issues.  Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

How are the Trustees compensated?

The following table shows the compensation received by the Trust’s current Independent Trustees for the fiscal year ended June 30, 2012.

Name of Trustee/Nominee	Aggregate Compensation from the Funds1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex2 Paid to Trustee/Nominee
Andrea F. Bielsker	$66,000	None	None	$66,000
William E. Hoffman	$66,000	None	None	$66,000
Charlotte T. Petersen3	N/A	None	None	$0
Stephen F. Rose	$76,000	None	None	$76,000
Allen R. Strain3	N/A	None	None	$0

1	The amounts reported in this column reflect the total compensation paid to each Trustee for his/her services as a Trustee of each of the Funds in existence during the fiscal year ended June 30, 2012.
2	The Fund Complex consists of the Trust, which currently offers eleven series.
3	Ms. Petersen and Mr. Strain did not serve as Trustees of the Trust until August 2012, therefore neither received any compensation from the Trust as of June 30, 2012.

How is the Board structured?

Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board.  Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, distributor, administrator, transfer agent and custodian.  The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Funds, and exercising general service provider oversight.  The Board has appointed employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting to the Board regarding Trust operations.  The Board has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds.  The role of the Board and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board is an Independent Trustee. The Chairman participates in the preparation of the agenda for meetings of the Board. The Chairman also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board recognized the importance of having a significant majority of Independent Trustees.

Oversight of Risk.  The Board oversees risk as part of its general oversight of the Funds.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers, the Advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Funds.  The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, Advisor, principal underwriter, and Fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting with and receiving reports from the Trust’s Chief Compliance Officer and other senior officers of the Trust and the Advisor regarding the compliance procedures of the Trust and its service providers; and (6) meeting with and receiving reports from other management personnel to discuss risks related to the Funds’ investments and operations.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Board Meetings. The Trust held six Board meetings during its last fiscal year, ended June 30, 2012.  Each current Trustee who served on the Board during the entirety of the Trust’s last fiscal year attended at least 75% of the Board meetings described above and of the meetings of committees on which the Trustee served.

On what Committees do the Trustees serve?

Audit Committee.  The Board has established an Audit Committee and the Audit Committee is composed of all of the Independent Trustees.  The Audit Committee met two times during the fiscal year ended June 30, 2012.  The Audit Committee has adopted a charter.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  According to its charter, the Audit Committee (1) oversees the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Funds’ independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Funds’ independent auditor; and (4) acts as a liaison between the Funds’ independent auditors and the Board.

Nominating Committee.  The Board established a Nominating Committee made up of each of the Independent Trustees.  The Nominating Committee met three times during the fiscal year ended June 30, 2012.  The Committee evaluates, from time to time, the appropriate size of the Board and recommends changes in size and composition, as deemed necessary; establishes processes for developing candidates for Independent Board members and conducts searches for qualified candidates; and recommends a slate of Independent Board members to be elected at Fund shareholders’ meetings or nominees to fill Independent Board member vacancies on the Board, where and when appropriate.  The Committee also evaluates candidates’ qualifications and makes recommendations to the full Board, for positions as “interested” members on the Board.  When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by “Qualifying Shareholders” (defined below) who provide appropriate background material about the candidate that demonstrates the candidate’s ability to serve as a Trustee.

A Qualifying Shareholder is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of a Fund’s outstanding shares, (ii) has been a shareholder of 1/2 of 1% or more of a Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee, and (iii) provides a written notice to the Nominating Committee containing the following information:

(a)	the name and address of the Qualifying Shareholder making the recommendation;
(b)	the number of shares of a Fund which are owned of record and beneficially by the Qualifying Shareholder and the length of time that the shares have been owned by the Qualifying Shareholder;
(c)
a description of all arrangements and understandings between the Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;

(d)	the name, age, date of birth, business address and residence address of the person or persons being recommended;
(e)
such other information regarding each person recommended as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board;

(f)	whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of a Fund, as defined in Section 2(a)(19) of the 1940 Act; and
(g)	the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

A Qualifying Shareholder’s written recommendation may be addressed to the Nominating Committee at the Funds’ offices, 803 West Michigan Street, Milwaukee, WI 53233.  The Nominating Committee’s intention is that the recommending shareholder demonstrate a significant and long-term commitment to a Fund and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Fund and its shareholders.  If the Nominating Committee receives a recommendation from a Qualifying Shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Appendix B, which describes the qualifications, qualities and skills that the Committee believes should be met by a Committee-recommended nominee for a position on the Trust’s Board and the Committee’s process for identifying and evaluating nominees for Trustee.

Who are the officers of the Trust?

The officers of the Trust manage the day-to-day operations of the Funds.  The Trust officers, as well as the Advisor, are subject to the direct supervision and control of the Board.  Under the applicable laws of Delaware, Trustees owe a fiduciary duty to the shareholders of the Funds.  The Board is responsible for the overall management of the Funds, including general supervision of the Funds’ investment activities and the Funds’ various service providers.

The following is a list of the senior officers of the Trust and their ages and business experience for the past five years.

Name, Address and Birthdate	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew J. Iseman c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	President	Indefinite, until successor elected. Served as President since November 2010.
Chief Executive Officer, Scout Investments, Inc., since August of 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.

James. L. Moffett c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Chief International Strategist	Indefinite, until successor elected. Served as Chief International Strategist since 2011.
Executive Vice President and Chief International Strategist, Scout Investments, Inc., since 2009; Lead Portfolio Manager, Scout International Fund; Chairman, Scout Investments, Inc. and Executive Vice President, UMB Bank n.a., from 2001 to 2009.

Scott A. Betz c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer	Indefinite, until successor elected. Served as Treasurer since May 2011.	Senior Vice President (since 2009), Chief Administrative Officer (since 2005) and Treasurer (since February 2011), Scout Investments, Inc.
Jessica A. Schubel c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 09/11/78	Secretary	Indefinite, until successor elected. Served as Secretary since May 2012.	Compliance Officer, Scout Investments, Inc., since March 2011; Fund Administrator (from 2007 to 2011) and Senior Portfolio Administrator (from 2004 to 2007), State Street.

Benjamin D. Wiesenfeld, Esq. c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/28/77	Chief Compliance Officer	Indefinite, until successor elected. Chief Compliance Officer since February 2011.	Chief Compliance Officer and Chief Legal Counsel, Scout Investments, Inc., since 2009; Chief Compliance Officer and Staff Attorney, Thornburg Investment Management, Inc., from 2006 to 2009.

What is the term of service for each Trustee and how are vacancies filled?

The Trust’s Agreement and Declaration of Trust provides that each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by the court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.  The Board has adopted a retirement policy whereby Trustees are required to retire at the age of 75.  In addition, any Trustee may resign, or any Trustee may be removed at a meeting of shareholders to the extent provided by the 1940 Act or any rules or regulations thereunder.  In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by action of a majority of the then Trustees at a duly constituted meeting.  The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders.  If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders’ meeting for the purpose of electing Trustees to fill vacancies.  Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

How can I vote my shares?

You can vote your shares in any of the following ways:

•	By toll-free telephone by calling the number on the enclosed proxy card(s);
•	Through the Internet by following the instructions on the enclosed proxy card(s);
•	By mail, by signing and returning the enclosed proxy card(s) in the prepaid envelope provided; or
•	In person at the Meeting.

What will happen if there are not enough votes to approve the election of the Board?

It is important that shareholders vote in person or by proxy to ensure that there is a quorum for the Meeting.  If we do not receive your vote by proxy after several weeks, you may be contacted by officers of the Trust or AST Fund Solutions, LLC who may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the election of the Board, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies, management may propose an adjournment or adjournments of the Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE ELECTION OF THE BOARD.

The Trustees do not intend to bring any matters before the Meeting other than Proposal One and no business other than the matter described above is expected to come before the Meeting.  Should any other matter requiring a vote of shareholders arise, including a proposal for one or more adjournments of the Meeting, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.  Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy.

ADDITIONAL INFORMATION

Reports to Shareholders and Financial Statements

The Funds’ last audited financial statements and annual report, for the fiscal year ended June 30, 2012, is available upon request and free of charge.  When available, the semiannual report dated December 31, 2012 will also be available upon request and free of charge.  To obtain a copy, please call the Funds toll-free at (800) 996-2862, or you may mail a written request to Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241 or send an email to scoutfunds@scoutinv.com.  The Funds also make copies of these documents available free of charge on their web site at scoutfunds.com.

Ownership of the Funds

Information about the number of outstanding shares of each Fund as of the Record Date is set forth in Appendix A to this Proxy Statement.  For a list of shareholders or entities that, to the best of each Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of each Fund as of the Record Date please refer to Appendix C to this Proxy Statement.

In addition, to the knowledge of the Funds’ management, as of the Record Date, no Trustee of the Funds owned 1% or more of the outstanding shares of any class of shares of the Funds, and the officers and Trustees of the Funds owned, as a group, less than 1% of the outstanding shares of each class of shares of each Fund.

Certain Purchases and Sales of Securities

There were no purchases or sales by any of the Nominees of any securities in excess of 1% of any class of outstanding securities of the Advisor or any of its parents or subsidiaries since the beginning of the Funds’ most recently completed fiscal year.

Voting Information

You may attend the Meeting and vote in person or vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card(s).  Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote for Proposal One, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for Proposal One, your shares will be voted FOR Proposal One.  You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Funds that is received by the Funds at or prior to the Meeting; (2) forwarding to the Funds a later-dated proxy card that is received by the Funds at or prior to the Meeting; or (3) attending the Meeting and voting in person.

Solicitation of Proxies

The costs associated with the Proxy Statement, including the printing, distribution and the proxy solicitation costs, will be borne by the Funds.  The Funds will also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.  In addition, AST Fund Solutions, LLC has been engaged to provide shareholder meeting services, including the printing and distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $50,000.  The Funds expect that the solicitation will be primarily by mail, but also may include telephone solicitations.  In addition to solicitations by mail, some of the executive officers and employees of the Trust and/or the Advisor, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

Voting by Broker-Dealers

The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal One on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which the broker-dealer firms received instructions.

Quorum and Voting Requirement

Thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholder’s meeting constitutes a quorum.  Proxies returned abstaining from voting will be counted as shares present and entitled to vote for the purpose of determining whether the required quorum of shares exists.  Proxies returned for shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  Election of Trustees requires a plurality vote and, therefore, abstentions and broker non-votes have no effect on the proposal.

Shareholder Proposals and Communications

The Funds are not required to, and do not intend to, hold regular annual meetings of shareholders.  Shareholders who wish to submit proposals for consideration for inclusion in a proxy statement for any future meetings of shareholders should send their written proposals to Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241, so they are received within a reasonable time before such meeting in order to be included in the proxy materials relating to that meeting.  A shareholder proposal may be presented at a future meeting of shareholders only if the proposal concerns a matter that may be properly brought at the meeting under applicable federal proxy rules, state law and the Trust’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement presented at such meeting.

Shareholders may communicate with the Board by sending communications to the Secretary of the Funds, Jessica A. Schubel c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233.  A shareholder’s written communication must (i) be signed by the shareholder, (ii) include the shareholder’s name and address, (iii) identify the shareholder as of a recent date or the intermediary through which the shares are held.

The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, the Secretary shall either (i) provide a copy of each properly submitted shareholder communications to the appropriate Committee of the Board, as determined by the Secretary, at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Board Committee promptly after receipt; in either case, the Secretary may also provide, in addition to such shareholder communication, a proposed response to such communication. Except with respect to shareholder recommendations regarding candidates to the Board, the Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent (for example, an employee of the Fund’s investment adviser, administrator, custodian, distributor and transfer agent) of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal (i.e., shareholder proxy proposals).

OTHER FUND INFORMATION

Investment Adviser

Scout Investments, Inc., the Funds’ investment adviser, is located at 928 Grand Boulevard, Kansas City, Missouri 64106.

Distributor

UMB Distribution Services, LLC, the Funds’ distributor, is located at 803 West Michigan Street, Milwaukee, WI 53233.

Administrator

UMB Fund Services, Inc., the Funds’ administrator, is located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

Householding

To help lower the Funds’ expenses, we attempt to eliminate duplicate mailings of prospectuses, annual and semiannual reports and proxy statements to shareholders. When two or more Fund shareholders have the same last name and address, we may send just one copy of a prospectus, annual or semiannual report or proxy statement to that address rather than mailing separate documents to each shareholder. You can elect to receive individual copies of these regulatory mailings at any time by calling (800) 996-2862. The Funds will begin sending you individual copies of these regulatory mailings within 30 days after your request.

INDEPENDENT PUBLIC ACCOUNTANT

Selection of Auditors.  The Audit Committee and the Board have selected the firm of Deloitte & Touche LLP (“Deloitte”) as auditors for the Trust for the current fiscal year.  The Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Trust and non-audit services to the Trust, the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides on-going services to the Trust (“Covered Entities”), if the engagement relates directly to the operations and financial reporting of the Trust.

Representatives of Deloitte are not expected to be present at the Meeting, but if requested by any shareholder at a reasonable time before the Meeting, a representative of Deloitte will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Audit and Other Fees. The Trust and “Covered Entities” (the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust) were billed the amounts listed below by Deloitte during the Trust’s last two fiscal years.  None of the Non-Audit Fees in the table below were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) or, in relation to Covered Entities, Rule 2-01(c)(7)(ii) of Regulation S-X.

Trust/Entity	Fiscal Year End	Audit Fees	Non-Audit Fees
			Audit Related Fees(1)	Tax Fees(2)	All Other
Trust	6/30/12	$176,459	$39,800	$36,800	$0
	6/30/11	$188,898	$36,300	$33,669	$0
Covered Entities	6/30/12	$0	$0	$0	$0
	6/30/11	$0	$0	$0	$0

1	Includes fees billed for custody audits and services that were reasonably related to the performance of the audit of the Trust's financial statements.
2	Includes fees billed for tax review of the Trust’s tax returns.

Aggregate Non-Audit Fees.  Deloitte did not render any non-audit services or provide other products or services to the Trust or Covered Entities for the fiscal years ended June 30, 2011 and June 30, 2012, respectively.  As a result, the Audit Committee of the Trust was not required to consider whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte’s independence.

By Order of the Board,

/s/ Jessica A. Schubel
Jessica A. Schubel, Secretary
Kansas City, Missouri
February 8, 2013

Appendix A

OUTSTANDING SHARES AS OF RECORD DATE (JANUARY 31, 2013)

Fund	Number of Shares Outstanding
Scout International Fund
266,969,468.636
Scout Emerging Markets Fund
868,302.446
Scout International Discovery Fund
1,226,791.918
Scout Global Equity Fund
534,982.719
Scout Stock Fund
4,423,905.380
Scout Mid Cap Fund
96,899,483.305
Scout Small Cap Fund
12,067,918.423
Scout Low Duration Bond Fund
1,428,535.576
Scout Unconstrained Bond Fund
Institutional Class	10,229,232.830
Class Y	140,862.115
Scout Core Bond Fund
Institutional Class	20,551,012.465
Class Y	520,563.055
Scout Core Plus Bond Fund
Institutional Class	14,894,023.725
Class Y	1,322,180.133

Appendix B
SCOUT FUNDS
Nominating Committee Charter
This Charter has been adopted and amended by the Board of Trustees of Scout Funds (the “Trust”) to govern its Nominating Committee, which shall have the purposes, goals, responsibilities, authority and specific powers described herein.

I.	The Committee.
The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Trustees of the Trust (the “Board”).  The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Committee shall be comprised entirely of “independent members,” which for purposes of this Charter shall mean members who are not “interested persons” of the Trust (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  A member of the Committee shall be selected by the Board to serve as the Committee’s chairperson.  The Committee may delegate any portion of its authority to a subcommittee (including a subcommittee comprised of a single member) comprised solely of its members.

II.	Board Size, Composition and Nominations.
1.
The Committee shall (a) evaluate from time to time the appropriate size of the Board and recommend any increase or decrease with respect thereto, (b) recommend any changes in the composition (including the relative relationship of interested to Disinterested Board members) of the Board so as to best reflect the objectives of the 1940 Act, the Trust and the Board, (c) establish processes for developing candidates for Disinterested Board members and for the conducting of searches with respect thereto, and (d) recommend to the independent trustees (i) a slate of Disinterested Board members to be elected at Trust shareholders meetings, or (ii) nominees to fill Disinterested Board member vacancies on the Board, where and when appropriate, and (e) evaluate and make recommendations to the full Board regarding candidates who are “interested persons” of the Trust as that term is defined by the 1940 Act (“Interested Board members”).

2.
The Committee shall identify, research, recruit and evaluate the qualifications of candidates for nomination for Disinterested Board members to serve on the Board, and make recommendations with respect thereto.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment managers, employees or service providers of the Trust.

3.
The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Trust.  The Committee shall adopt, by resolution, policies regarding its procedures for considering candidates for the Board, including any recommended by shareholders (such procedures are attached as Exhibit A).

4.
The Committee shall consider and recommend to the independent trustees or the Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to the nomination, election or solicitation process with regard to election of trustees.

5.
In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may deem to be relevant to fulfilling the role of being a member of the Board, including the person’s integrity, experience and commitment to fulfill the fiduciary duties inherent in Board membership.  The Committee may also consider the extent to which potential candidates possess sufficient diverse characteristics that would contribute to the Board’s overall effectiveness.

III.	Other Board Committees.
1.	The Committee shall make recommendations to the full Board regarding nomination for membership on all committees of the Board and shall review committee assignments as needed.

2.
The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the independent trustees or the full Board, as appropriate.

IV.	Other Powers and Responsibilities.
1.
The Committee shall meet as often as deemed necessary.  Meetings may be called by the chairperson of the Committee or by a majority of the Committee members.  The Committee may invite members of management, counsel, advisers and others to attend its meetings, as it deems appropriate.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent of a majority of the Committee members, to the extent permitted by law and by the Trust’s bylaws.  In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall be given precedence.

3.
The Committee shall have the resources and authority, without the necessity of seeking prior approval of the Board or the Funds, appropriate to discharge its responsibilities, including authority to retain special counsel and other advisers at the expense of the Trust.

4.	The Committee shall report its activities to the Board and make such recommendations, as the Committee may deem necessary or appropriate.

5.	The Committee shall review this Charter as often as deemed necessary and recommend any changes to the full Board.

As last amended: August 25, 2011

Exhibit A

NOMINATING COMMITTEE
STATEMENT OF POLICY AND PROCEDURES
FOR CONSIDERING CANDIDATES FOR THE BOARD OF TRUSTEES

The Nominating Committee of the Board of Trustees (the “Board”) of Scout Funds (the “Trust”) has adopted this Statement of Policy and Procedures to memorialize its views as to (i) the criteria for selecting nominees for Trustees of the Trust and (ii) the appropriate procedures for shareholders of the Trust to submit recommendations to the Nominating Committee for candidates for the Board.

In the event that a vacancy to be filled occurs or is expected to occur on the Trust’s Board, subject to the conditions and procedures described below more fully, the Nominating Committee shall consider and review recommendations for candidates to fill such vacancy made by current Board members and Trust management (when and as may be requested by the Nominating Committee), as well as recommendations by Qualifying Shareholders (as described below) that are submitted in writing and are addressed to the Nominating Committee at the Trust’s offices.

Criteria for Selecting Board Nominees

In considering the qualifications of a potential candidate, the Nominating Committee will generally consider such candidate’s educational background, business or professional experience, and reputation.  In addition, the following minimum qualifications shall apply with respect to a candidate for Board membership as an Independent Trustee:

1.
Such candidate shall be independent from relationships with the Trust’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940, as amended (the “1940 Act”).

2.
Such candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member.

3.	Such candidate shall have no continuing relationship as a director, officer or board member of any open-end or closed-end fund other than those within the Scout Funds complex.

Procedures for Submitting Recommendations to the Nominating Committee for Trustee Nominees

The Nominating Committee will consider recommendations for Trustee nominees submitted to it by current Board members, Trust management and Qualifying Shareholders (as defined below) so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee of the Trust, in accordance with the criteria set forth above.

A Qualifying Shareholder is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares, (ii) has been a shareholder of 1/2 of 1% or more of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee, and (iii) provides a written notice to the Nominating Committee containing the following information:

(a)	the name and address of the Qualifying Shareholder making the recommendation;
(b)
the number of shares of each class and series, if any, of shares of the Trust which are owned of record and beneficially by such Qualifying Shareholder and the length of time that such shares have been so owned by the Qualifying Shareholder;

(c)
a description of all arrangements and understandings between such Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;

(d)	the name, age, date of birth, business address and residence address of the person or persons being recommended;
(e)
such other information regarding each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;

(f)	whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act; and
(g)	the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long term commitment to the Trust and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Trust and all of its shareholders.

In the event the Nominating Committee receives a recommendation from a Qualifying Shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

Appendix C

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

As of January 31, 2013, the Funds were aware that the following persons or entities owned of record 5% or more of the outstanding shares of each of the Funds:

Fund Name	Name	Address	City	State	Zip Code	Percent of Fund
SCOUT INTERNATIONAL FUND	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	43.69%
	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	26.52%
	Edward Jones & Co.*	201 Progress Parkway	Maryland Heights	MO	63043-3009	10.36%

SCOUT EMERGING MARKETS FUND	UMB Financial Corp.*	1010 Grand Avenue	Kansas City	MO	64106	57.58%
	Bank of America NA*	P.O. Box 831575	Dallas	TX	75283	18.54%
	SEI Private Trust Co. c/o State Street Bank	1 Freedom Valley Drive	Oaks	PA	19456	10.04%
	SEI Private Trust Co. c/o Mellon Bank	1 Freedom Valley Drive	Oaks	PA	19456	7.76%

SCOUT INTERNATIONAL DISCOVERY FUND	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	27.44%
	UMBSC & Co.*	P.O. Box 419260	Kansas City	MO	64141-6260	27.32%
	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	23.84%

SCOUT GLOBAL EQUITY FUND	UMB Financial Corp.*	1010 Grand Avenue	Kansas City	MO	64106	94.47%

SCOUT STOCK FUND	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	19.11%
	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	15.91%
	UMBSC & Co.*	P.O. Box 419260	Kansas City	MO	64141-6260	6.49%
	TD Ameritrade Inc.*	P.O. Box 2226	Omaha	NE	68103-2226	6.30%
	American Enterprise Investment Services, Inc.*	707 2nd Avenue South	Minneapolis	MN	55402-2405	6.27%
	Mitra & Co.*	11270 W Park Place, Suite 400	Milwaukee	WI	53224	5.08%

SCOUT MID CAP FUND	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	34.41%
	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	17.60%
	UMBSC & Co.*	P.O. Box 419260	Kansas City	MO	64141-6260	6.68%
	Merrill Lynch, Pierce, Fenner & Smith Inc.*	4800 East Deer Lake Drive	Jacksonville	FL	32246	6.17%
	Pershing LLC*	1 Pershing Plaza	Jersey City	NJ	07399	6.11%

SCOUT SMALL CAP FUND	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	46.60%
	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	27.72%

SCOUT LOW DURATION BOND FUND	UMB Financial Corp.*	1010 Grand Avenue	Kansas City	MO	64106	70.48%
	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	15.39%
	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	7.00%

SCOUT UNCONSTRAINED BOND FUND –INSTITUTIONAL CLASS	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	34.24%
	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	25.47%
	UMB Financial Corp.*	1010 Grand Avenue	Kansas City	MO	64106	8.51%
	New York Life Trust Co.	169 Lackawanna Avenue	Parsippany	NJ	07054	6.21%
	TD Ameritrade Inc.*	P.O. Box 2226	Omaha	NE	68103-2226	6.17%

SCOUT UNCONSTRAINED BOND FUND –CLASS Y	UBS WM USA*	1000 Harbor Blvd.	Weehawken	NJ	07086	46.88%
	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	14.84%
	Vanguard Brokerage Service	P.O. Box 1170	Valley Forge	PA	19482-1170	12.96%
	LPL Financial Services*	P.O. Box 509046	San Diego	CA	92121-1968	11.13%
	TD Ameritrade Inc.*	P.O. Box 2226	Omaha	NE	68103-2226	10.40%

SCOUT CORE BOND FUND –INSTITUTIONAL CLASS	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	24.52%
	TD Ameritrade Inc.*	P.O. Box 2226	Omaha	NE	68103-2226	18.12%
	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	14.45%
	American Institute of Physics Inc.*	1 Physics Ellipse	College Park	MD	20740-3841	5.54%

SCOUT CORE BOND FUND –CLASS Y	National Financial Services Corp.*	P.O. Box 3908	New York	NY	10008-3908	32.27%
	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	24.67%
	Pershing LLC*	1 Pershing Plaza	Jersey City	NJ	07399	24.37%

SCOUT CORE PLUS BOND FUND – INSTITUTIONAL CLASS	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	26.59%
	NFS LLC*	300 High Street	Hamilton	OH	45012	7.65%
	NFS LLC*	1 Spartan Way	Merrimack	NH	03054-4300	5.85%
	MAC & Co.*	P.O. Box 3198	Pittsburgh	PA	15230-3198	5.09%
	Fifth Third Bank*	38 Fountain Square	Cincinnati	OH	45263	5.07%

SCOUT CORE PLUS BOND FUND – CLASS Y	Charles Schwab & Co., Inc.*	101 Montgomery Street	San Francisco	CA	94104-4122	33.80%
	UBS WM USA*	1000 Harbor Blvd.	Weehawken	NJ	07086	13.36%

*           Shareholder of record, not beneficial owner.

[_______________]
Small barcode here
PROXY CARD
928 Grand Boulevard
Kansas City, MO 64106
“FUND NAME HERE”
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2013

The undersigned hereby revokes all previous proxies for his or her shares and appoints Benjamin D. Wiesenfeld and Jessica A. Schubel, and each of them, as proxies of the undersigned with full power of substitution to vote all shares of the [NAME OF FUND ] (the “Fund”), a series of Scout Funds (the “Trust”), that the undersigned is entitled to vote at the Fund’s Special Shareholders’ Meeting (the “Meeting”) to be held at 928 Grand Boulevard, Kansas City, Missouri 64106 at 9:00 a.m., Central Time, on April 5, 2013, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including matters related to the conduct, adjournment or postponement of the Meeting.

NOTE: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person, giving full title as such.

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

Title – if a corporation, partnership or other entity

TOUCHTONE:	Simply dial toll‐free 1‐888‐227‐9349 and follow the automated instructions. Please have this proxy card available at the time of the call.	CONTROL NUMBER: 123456789112

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the right.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage‐paid envelope.	THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: www.proxyonline.us/docs/scoutfunds.pdf

The Board of Trustees of the Trust solicits this proxy. It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted FOR the election of the Trust’s nominees to the position of Trustee (Proposal 1). If any other matters to be voted on properly come before the Meeting, or any adjournment of postponement thereof, the proxy holders will vote in their discretion on those matters.  Management is not aware of any such matters.

TAG ID:	BAR CODE	CUSIP: 123456789

“FUND NAME HERE”	PROXY CARD

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. Example: [X]

DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

PROPOSAL:	FOR election of all Nominees	WITHHOLD votes from all Nominees	FOR all Except*
1. Election of Trustees:
(01) Andrea F. Bielsker (02) William E. Hoffman
(03) Charlotte T. Petersen (04) Stephen F. Rose	[__]	[__]	[__]
(05) Allen R. Strain (06) Andrew J. Iseman

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

_______________________________________________

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

If you have any questions regarding the proxy materials or voting your shares, please call 1(866)796-6898 toll‐free between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday to speak with AST Fund Solutions, LLC, which is assisting in the solicitation of proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILTY OF THE PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 5, 2013:

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and the form of Proxy are available at: www.proxyonline.us/docs/scoutfunds.pdf. The form of Proxy on the internet site cannot be used to cast your vote.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 123456789